Exhibit 10.1(b)

CONSENT

This Consent to Sublease ("Consent") dated as of March 28, 2005 by and among Mehran Enterprise Ltd. ("Mehran"), Futurama Home Furniture of Queens, Inc. ("Futurama"), Genking, LLC ("Genking") and Interboro Institute, Inc. ("Interboro").

WHEREAS, Mehran, as landlord, and Futurama, as tenant, entered into that certain Lease (the "Lease") dated March 6, 2001 for the entire building (the "Building") located at 37-02 Main Street Flushing, New York;

WHEREAS, Futurama, as sublessor, and Genking, as sublessee, entered into that certain Sublease (the "Genking Sublease") dated as of March 30, 2004 for the entire Building; and

WHEREAS, Genking, as sub-sublessor, and Interboro, as sub-sublessee, entered into that certain Sublease (the "Interboro Sublease") dated as of March 28, 2005 for certain premises located on the fourth floor of the building located at 37-02 Main Street, Flushing, New York (the "Premises");

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Mehran and Futurama each hereby consent to the Interboro Sublease and to each of the terms of the Interboro Sublease (including, without limitation, the plans and specifications attached hereto as Exhibits D and E for Sublessor's Work and Sublessee's signage) and agree to be bound thereby.

This Consent shall inure to the benefit of and shall be binding upon Interboro, Genking, Futurama and Mehran and their respective heirs, personal representatives, successors and assigns.

This Consent shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any principles of conflict of laws.

Dated: ~~March~~ APRIL 22, 2005

Mehran Enterprise Ltd.

By: ______________________

Name: ROBERT MEHRAN

Title: PRES.

Futurama Home Furniture of Queens, Inc.

By: ______________________

Name: ALEXANDER J. MEHRAN

Title: Pres.

Agreed and Accepted:

Genking, LLC

By:
Name:
Title:

Interboro Institute, Inc.

By:
Name: Stephen H [illegible]
Title: President